FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this “Amendment”) is made as of the 1st day of November 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (the “Insurance Company”), MAXIM SERIES FUND, INC. (the “Fund”), and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, the Insurance Company and the Fund are parties to an Agreement (the “Agreement”); and

WHEREAS, the Insurance Company and the Fund desire to add First GWL&A, a New York life insurance company, as a party to the Agreement; and

WHEREAS, the Insurance Company and the Fund desire to add additional separate accounts of the Insurance Company and First GWL&A to the Agreement, as set forth on Schedule A, attached hereto and incorporated herein; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Insurance Company and the Fund hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Insurance Company, the Fund and First GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to the Insurance Company shall also be applicable to First GWL&A. The rights and obligations of the Insurance Company and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.

All references to the “Account” now include COLI VUL-4 Series Account of the Insurance Company, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A as set forth in Schedule A.

3.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

4.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.
5.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 31st day of October, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Ron Laeyendecker

Title:	Senior Vice President

Attest:	Julie J. Collett

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Ron Laeyendecker

Title:	Senior Vice President

Attest:	Julie J. Collett

MAXIM SERIES FUND, INC.

By:	/s/ Graham McDonald

Title:	Treasurer

Attest:	Ryan L. Logsdon

SCHEDULE A

Accounts

COLI VUL-2 Series Account (GWL&A)	J355
COLI VUL-2 Series Account (First GWL&A)	J355NY
COLI VUL-4 Series Account (GWL&A)	J500
COLI VUL-4 Series Account (First GWL&A)	J500NY